SUPPLEMENT DATED AUGUST 4, 2000
                              TO THE PROSPECTUS FOR
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                DATED MAY 1, 2000

On page 11, under the Day-to-day Account Management section, replace with the following:

  Since July 2000   Scott D. Opsal,  CFA. Mr. Opsal is Chief Investment  Officer
                    of  Invista  Capital   Management  and  has  been  with  the
                    organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.











LV 10 S-5


                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.






                              ACCOUNTS OF THE FUND


                                Balanced Account
                                Bond Account
                                Capital Value Account
                                High Yield Account
                                MidCap Account
                                Money Market Account












   This Prospectus describes a mutual fund organized by Principal Life Insurance Company. The Fund provides a choice of investment objectives through the accounts listed above.





                   The date of this Prospectus is May 1, 2000.





   Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
                                TABLE OF CONTENTS

         ACCOUNT DESCRIPTIONS  .............................................   4
              Balanced Account..............................................   6
              Bond Account..................................................   8
              Capital Value Account.........................................  10
              High Yield Account............................................  12
              MidCap Account................................................  14
              Money Market Account..........................................  16

         CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS....................  18

         PRICING OF ACCOUNT SHARES..........................................  22

         DIVIDENDS AND DISTRIBUTIONS........................................  22

         MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE.....................  23
              The Manager...................................................  23
              The Sub-Advisors..............................................  23


         GENERAL INFORMATION ABOUT AN ACCOUNT...............................  29
              Shareholders Rights...........................................  29
              Purchase of Account Shares....................................  30
              Sale of Account Shares........................................  30
              Financial Statements..........................................  32


         FINANCIAL HIGHLIGHTS...............................................  32
              Notes to Financial Highlights.................................  35


ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation, the Manager of the Fund, has selected a Sub-Advisor, Invista Capital Management LLC, for certain Accounts (based on the Sub-Advisor's experience with the investment strategy for which it was selected). Principal Management Corporation and Invista are members of the Principal Financial Group. The Manager seeks to provide a full range of investment approaches through the Fund.


In the description for each Account, you will find important information about the Account's:

Primary investment strategy
This section summarizes how the Account intends to achieve its investment objective. It identifies the Account's primary investment strategy (including the type or types of securities in which the Account primarily invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Account are deducted from Account assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.


Day-to-day Account management
The investment professionals who manage the assets of each Account are listed with each Account. Backed by their staffs of experienced securities analysts, they provide the Accounts with professional investment management.

Account Performance
Included in each Account's description is a set of tables and a bar chart. The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Account's performance from year to year.

One of the tables compares the Account's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistic services.


An Account's past performance is not necessarily an indication of how the Account will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Money Market Account.


NOTE: Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the FDIC or any other government agency.

          No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by an Account, the Fund, the Manager or any Sub-Advisor.



GROWTH-ORIENTED ACCOUNT

Balanced Account
The Account seeks to generate a total return consisting of current income and capital appreciation.

Main Strategies
The Account invests primarily in common stocks and fixed-income securities. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The Account generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) may also be purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

As with all mutual funds, as the value of the Account's assets rise or fall, the Account's share price changes. If you sell shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks. Account Performance Information The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      -6.43
1991      34.36
1992      12.80
1993      11.06
1994      -2.09
1995      24.58
1996      13.13
1997      17.93
1998      11.91
1999      2.40


The account's highest/lowest quarterly results during this time period were:

    Highest    12.62% (3/31/1991)
    Lowest    -11.70% (9/30/1990)



      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past One Past FivePast Ten
       Account             Year     Years    Years                                                    Year     Years   Years

     Balanced              2.40%   13.75%   11.38%   S&P 500 Stock Index                              21.04%  28.55%   18.21%
                                                     Lehman Brothers Government/Corporate Bond Index  -2.15    7.61     7.65
                                                     Lipper Balanced Fund Average                      8.69   16.39    11.94



                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
      ------------------------------------------------------
         $59            $186           $324            $726


                           Account Operating Expenses

       Management Fees...................   0.57%
       Other Expenses....................   0.01
                                            -----
         Total Account Operating Expenses   0.58%


                         Day-to-day Account Management

Since December 1997 Co-Manager:  Martin  J.  Schafer.  Mr.  Schafer  joined  the
                    Principal in 1977 and has broad experience in residential mortgage related securities. He served as Director of Investment Securities at the Principal prior to joining Invista Capital Management in 1992. He holds a BA in Accounting and Finance from the University of Iowa.

Since April 1993    Co-Manager:  Judith A. Vogel,  CFA. Ms. Vogel joined Invista
                    Capital Management in 1987. She holds an undergraduate degree in Business Administration from Central College. She has earned the right to use the Chartered Financial Analyst designation.

Since February 2000 Co-Manager:  Mary Sunderland,  CFA. Prior to joining Invista
                    Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


INCOME-ORIENTED ACCOUNT

Bond Account
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Account invests in fixed-income securities. Generally, the Account invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Account to the possibility of changes in the values of its securities as interest rates change. When interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Account invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at purchase, in one of the top four categories by S&P or Moody's, or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Account's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or nonconvertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended December 31, 1999, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

                          0.69%  in securities rated Aa
                          19.06% in securities rated A
                          68.52% in securities rated Baa
                          11.60% in securities rated Ba
                          0.13%  in securities rated B

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents. When doing so, the Account is not investing to achieve its investment objectives.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the securities held by the Account may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Account shares to help achieve modest growth objectives without accepting the risks of investing in common stocks.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      5.22
1991      16.72
1992      9.38
1993      11.67
1994      -2.90
1995      22.17
1996      2.36
1997      10.60
1998      7.69
1999      -2.59


The account's highest/lowest quarterly results during this time period were:

       Highest     8.25% (6/30/1995)
       Lowest     -3.24% (3/31/1996)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Bond                 -2.59%    7.73%    7.77%     Lehman Brothers BAA Corporate Index           -0.82%    8.49%    8.48%
                                                       Lipper Corporate Debt BBB Rated Fund Average  -1.68     7.71     8.01


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 Year         3 Years         5 Years       10 Years
      ------------------------------------------------------
         $51            $160           $280            $628


                           Account Operating Expenses

       Management Fees................   0.49%
       Other Expenses.................   0.01
                                         -----
       Total Account Operating Expenses  0.50%



                         Day-to-day Account Management

Since November 1996 Scott  A.  Bennett,  CFA.  Mr.  Bennett  has  been  with the
                    Principal organization since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

Capital Value Account
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

Main Strategies
The Account invests primarily in common stocks and may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

Securities chosen for investment may include those of companies that Invista believes can be expected to share in the growth of the nation's economy over the long term. The current price of the Account's assets reflects the activities of the individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary.

In making selections for the Account's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps are involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Account's own policies using the research and valuation ranking as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as:
     o    events that could cause a stock's price to rise or fall;
     o    anticipation of high potential reward compared to potential risk; and
     o belief that a stock is temporarily mispriced because of market overreactions.

Main Risks
The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, if you sell shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      -9.86
1991      38.67
1992      9.52
1993      7.79
1994      0.49
1995      31.91
1996      23.50
1997      28.53
1998      13.58
1999      -4.29


The account's highest/lowest quarterly results during this time period were:

      Highest    17.85% (3/31/1991)
      Lowest    -17.01% (9/30/1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     Capital Value        -4.29%   17.88%  12.94%      S&P 500 Barra Value Index(1)                  12.72%   22.94%   15.37%
                                                       S&P 500 Stock Index                           21.04    28.55    18.21
                                                       Lipper Large-Cap Value Fund Average(2)        11.23    22.56    15.06

     (1) This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
     (2) Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.

                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
    ------------------------------------------------------
       $44            $138           $241            $542


                           Account Operating Expenses

         Management Fees..................   0.43%
         Other Expenses...................   0.00
                                             -----
         Total Account Operating Expenses    0.43%




                         Day-to-day Account Management

Since November 1996 Catherine  A.  Zaharis,  CFA.  Ms.  Zaharis  joined  Invista
                    Capital Management in 1987. She holds a BA in Finance from the University of Iowa and an MBA from Drake University. She has earned the right to use the Chartered Financial Analyst designation.


INCOME-ORIENTED ACCOUNT

High Yield Account
The Account seeks a high current income.

Main Strategies
The Account invests in high yield, lower or unrated fixed income securities commonly known as "junk bonds". The Account invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Account may also invest in unrated securities that the Manager believes to be of comparable quality. These securities are considered to be speculative with respect to the issuer's ability to pay interest and repay principal. The Account does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.

Investors assume special risks when investing in the Account. Compared to higher rated securities, lower rated securities may:
o have a more volatile market value, generally reflecting specific events affecting the issuer;
o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
o have a lower volume of trading, making it more difficult to value or sell the security; and
o be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The Account tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Account's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as: experience and managerial strength changing financial condition borrowing requirements or debt maturity schedules responsiveness to changes in business conditions relative value based on anticipated cash flow earnings prospects

The Manager continuously monitors the issuers of the Account's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Account can meet requests for sales of Account shares.

For defensive purposes, the Account may invest in other securities. During periods of adverse market conditions, the Account may invest in all types of money market instruments, higher rated fixed income securities or any other fixed income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed income securities.

Main Risks
The market for higher-yielding, lower rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Account's securities. In addition, if an issuer defaults the Account may have additional expenses if it tries to recover the amounts due it.

Some securities the Account buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Account would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Account.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to provide income or to be reinvested in Account shares for growth. However, it is suitable only for that portion of your investments for which you are willing to accept potentially greater risk. You should carefully consider your ability to assume the risks of this Account before making an investment and be prepared to maintain your investment in the Account during periods of adverse market conditions. This Account should not be relied on to meet short-term financial needs. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

During the fiscal year ended December 31, 1999, the average ratings of the Account's assets based on market value at each month-end, were as follows (all ratings are by Moody's):

   0.41% in securities rated A            0.19% in securities rated Ca
   45.27% in securities rated Ba          1.77% in securities rated C
   51.92% in securities rated B           0.44% in securities rated D


The above percentages for Ba, B and D rated securities include unrated securities in the amount of 0.36%, 0.28% and 0.04%, respectively, which the Manager considers to be of comparable quality.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


                              Annual Total Returns

1990      -7.70
1991      27.29
1992      14.58
1993      12.31
1994      0.62
1995      16.08
1996      13.13
1997      10.75
1998      -0.56
1999      1.76


The account's highest/lowest quarterly results during this time period were:

    Highest     9.96% (3/31/1991)
    Lowest     -6.31% (9/30/1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     High Yield            1.76%    8.03%   8.39%      Lehman Brothers High Yield
                                                          Composite Bond Index                        2.39%    9.31%   10.72%
                                                       Lipper High Current Yield Fund Average         4.53     8.89    10.08


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1 Year         3 Years         5 Years       10 Years
    ------------------------------------------------------
       $68            $214           $373            $835


                           Account Operating Expenses


       Management Fees...................   0.60%
       Other Expenses....................   0.07
                                            -----
         Total Account Operating Expenses   0.67%


                         Day-to-day Account Management

Since April 1998    Mark P. Denkinger,  CFA. Mr.  Denkinger joined the Principal organization in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


GROWTH-ORIENTED ACCOUNT

MidCap Account
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
Stocks that are chosen for the Account by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Account may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from well established, well known to new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Account invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The values of the stocks owned by the Account change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Account is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments. It is not appropriate if you are seeking income or conservation of capital.

Account   Performance   Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.


Annual Total Returns

1990      -12.50
1991      53.50
1992      14.94
1993      19.28
1994      0.78
1995      29.01
1996      21.11
1997      22.75
1998      3.69
1999      13.04


The account's highest/lowest quarterly results during this time period were:

      Highest    25.86% (3/31/1991)
      Lowest    -26.61% (9/30/1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Account's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past FivePast Ten                                                 Past OnePast FivePast Ten
        Account            Year     Years    Years                                                    Year    Years    Years

     MidCap               13.04%   17.59%   15.35%     S&P 400 MidCap Index(1)                       14.72%   23.05%    --  %
                                                       S&P 500 Stock Index                           21.04    28.55    18.21
                                                       Lipper Mid-Cap Core Fund Average(2)           38.27    21.93    16.28

     (1)This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
     (2)Lipper has discontinued calculation of the Average previously used for this Account. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 Year         3 Years         5 Years       10 Years
   ------------------------------------------------------
      $62            $195           $340            $762


                           Account Operating Expenses


       Management Fees....................   0.61%
       Other Expenses.....................   0.00
                                             -----
         Total Account Operating Expenses    0.61%


                         Day-to-day Account Management

Since February 2000 K. William  Nolin,  CFA. Mr.  Nolin joined  Invista  Capital
                    Management in 1996. He holds an MBA from The Yale School of Management and a BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


Money Market Account
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

Main Strategies
The Account invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible" security as defined in the regulations issued under the Investment Company Act of 1940.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Account shares by its shareholders; or
o    upon revised valuation of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The Account does have an ability to borrow money to cover the sale of Account shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
o U.S. Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o Bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o Commercial paper that is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o Short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity.
o Repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may have a longer duration.
o Taxable municipal obligations that are short-term obligations issued or guaranteed by state and municipal issuers that generate taxable income.

Main Risks
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency.

Investor Profile
The Account is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or for your short-term needs.

Account Performance Information
The Account's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in share performance from year to year.



                              Annual Total Returns

1990      8.01
1991      5.92
1992      3.48
1993      2.69
1994      3.76
1995      5.59
1996      5.07
1997      5.04
1998      5.20
1999      4.84


The 7-day yield for the period ended December 31, 1999 was 5.47%. To obtain the Account's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 1999


This table shows the Account's average annual returns over the periods indicated.

                         Past One Past FivePast Ten
        Account            Year     Years    Years

     Money Market          4.84%    5.20%    4.94%


                                    Examples

The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

      1 Year         3 Years         5 Years       10 Years
    -------------------------------------------------------
        $53            $167           $291            $653



                           Account Operating Expenses


       Management Fees....................   0.50%
       Other Expenses.....................   0.02
                                             -----
         Total Account Operating Expenses    0.52%


                          Day-to-day Account Management

Since June 1999     Co-Manager: Alice Robertson. Ms. Robertson has been with the
                    Principal organization since 1990. She holds an MBA from DePaul and a BA in Economics from Northwestern University.

Since March 1983    Co-Manager:  Michael R. Johnson.  Mr.  Johnson has been with the Principal organization since 1982. He holds a BA from Iowa State University. He is a Fellow of the Life Management
                    Institute.




CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS
The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.

Note: The Capital Value and MidCap Accounts invest primarily in equity securities. The Balanced Account invests in a mix of equity and debt securities. The Bond and High Yield Accounts invest primarily in debt securities.

Repurchase Agreements and Loaned Securities
Each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.


Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


Currency Contracts
The Accounts (except Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging  is a  technique  used in an  attempt to reduce  risk.  If an  Account's
Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of governmental action through exchange controls that would restrict the ability of the Account to deliver or receive currency.

Forward Commitments
Each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Accounts (except Money Market) may invest up to 5% of its total assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price. Up to 2% of an Account's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges.


Risks of High Yield Securities
The Balanced, Bond, and High Yield Accounts may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager thinks it is in the best interest of shareholders.


Options
Each of the Accounts (except Money Market) may buy and sell certain types of options. Each type is more fully discussed in the SAI.


Foreign Securities
Each of the following Accounts may invest in foreign securities to the indicated percentage of its assets (debt securities issued in the United States pursuant to a registration statement filed with the Securities and Exchange Commission are not treated as foreign securities for purposes of these limitations.):
o    Bond, Capital Value and High Yield Accounts - 20%;
o    Balanced and MidCap Accounts - 10%.


The Money Market Account does not invest in foreign securities other than those that are United States dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the securities do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

For purposes of these restrictions, foreign securities include:
o    companies organized under the laws of countries outside of the U.S.;
o companies for which the principal securities trading market is outside of the U.S.; an
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced outside the U.S. or sales made outside of the U.S.


Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Account's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Fund. These procedures outline the steps to be followed by the Manager and Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.

Securities of Smaller Companies
The MidCap Account invests in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Accounts may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may generate short-term capital gains. You can find the turnover rate for each Account, except for the Money Market Account, in the Account's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange is open. The share price is determined as of the close of business of the Exchange (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.


For all Accounts, except the Money Market Account, the share price is calculated by:
o    taking the current market value of the total assets of the Account
o    subtracting liabilities of the Account
o    dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Money Market Account reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and an Account's share price is not calculated. As a result, the value of an Account's assets may be significantly affected by such trading on days when you cannot purchase or sell shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.

The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.

NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund, Inc. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Accounts.


The Manager is a subsidiary of Princor Financial Services Corporation and an affiliate of Principal Life Insurance Company. It has managed mutual funds since 1969. As of December 31, 1999, the Funds it managed had assets of approximately $6.42 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


The Sub-Advisors
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.


     Accounts:      Balanced, Capital Value and MidCap
     Sub-Advisor:   Invista Capital Management,  LLC ("Invista"),  an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including
                    Principal Life.  Assets under  management as of December 31,
                    1999 were approximately $35.3 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Duties of the Manager and Sub-Advisor
The Manager or the Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. Each program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or the Sub-Advisor advises each Account on its investment policies and determines which securities are bought and sold, and in what amounts.


The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 1999 was:


                          Management           Other          Total Operating
         Account             Fees             Expenses           Expenses


     Balanced                0.57%              0.01%              0.58%
     Bond                    0.49               0.01               0.50
     Capital Value           0.43               0.00               0.43
     High Yield              0.60               0.07               0.67
     MidCap                  0.61               0.00               0.61
     Money Market            0.50               0.02               0.52



The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Accounts as to which the Fund is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate  management  fees between itself and  Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. The Fund will not rely on the order as to any Account until it receives approval from:
o    contract owners who have assets in the Account, or
o in the case of a new Account, the Account's sole initial shareholder before the Account is available to contract owners, and the Fund states in its prospectus that it intends to rely on the order with respect to the Account. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Fund has received the necessary shareholder approval and intends to rely on the order with respect to the Aggressive Growth, Asset Allocation, LargeCap Growth, MicroCap, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts (not available through the FVLI policy).


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 1999. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. The figures do not reflect expenses of the variable life insurance contracts or variable annuity contracts that purchase Account shares; performance figures for the divisions of the contracts would be lower than performance figures for the Accounts due to the additional contract expenses. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.



The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


Growth-Oriented Accounts

Balanced Account
(Martin Schafer, Mary Sunderland and Judith Vogel)
In the stock market, technology was THE place to be for performance. Nothing else came close. Early in the year it was the largest and most liquid technology stocks that garnered investors' attention. By the fourth quarter, Y2K liquidity and unprecedented money flows into speculative technology and Internet sector funds sent already strong technology stocks through the roof. Valuation was seemingly given no consideration as aggressive growth and momentum strategies won over value, hands down.

The macro-economic picture was constructive for the broad market (especially cheaper stocks) with strong real GDP growth, improving corporate profits, and interest rates moving up. Typically value stocks outperform under these conditions. Yet it was the most richly priced companies that performed the best in 1999 and it was these stocks that boosted index returns for the year. The narrow bull market in technology continues to hide a broader bear market underway in the U.S. as evidenced by the fact that 70% of the universe of 6,000 common stocks are actually down in price since April of 1998.

With ten-year Treasury yields up 1.75% over the year, fixed-income markets stalled in 1999. Bonds produced negative returns as too-strong economic growth in the U.S., improving global demand, and resulting fears of inflation spooked fixed-income investors. Negative bond returns couldn't compete with off-the-chart equity returns, which contributed to extreme negative sentiment toward fixed-income investments, especially toward the end of the year.

The Balanced Account was underweighted in technology throughout the year, based on high valuations of most tech stocks. While the prices of leading technology stocks appeared to fully discount very optimistic growth expectations, the stocks of many financial, energy, healthcare, and consumer staples companies were cheap. Despite huge valuation disparities, the market continued to bid already expensive tech stocks higher. Not having enough technology exposure was the single largest detriment to the Account's total performance, which landed in the low single digits for the year.

There is no independent market index against which to measure returns of balanced portfolios, however, we show the S&P 500 Stock Index and the Lehman Government/Corporate Bond Index for your information.

Comparison of Change in Value of $10,000 Invesmtnet in the Balanced Account, Lipper Balanced Fund Average, Lehman Brothers Government/Corporate Bond Index and S&P 500 Stock Index

     Total Returns *
 As of December 31, 1998
  1 Year 5 Year 10 Year
 -----------------------
   2.40%  13.75%  11.38%


                                                Lipper          Lehman
             Balanced           S&P 500        Balanced       Govt Corp
             Account             Index         Fund Avg       Bond Index
             -------             -----         --------       ----------
             10,000             10,000          10,000          10,000
  1990        9,357              9,689           9,945          10,828
  1991       12,572             12,642          12,607          12,575
  1992       14,181             13,605          13,495          13,528
  1993       15,750             14,974          14,943          15,020
  1994       15,420             15,171          14,566          14,493
  1995       19,212             20,865          18,231          17,281
  1996       21,734             25,652          20,740          17,782
  1997       25,630             34,207          24,680          19,518
  1998       28,684             43,982          28,007          21,366
  1999       29,371             53,236          30,441          20,907

Note: Past performance is not predictive of future performance.


Capital Value Account
(Catherine A. Zaharis)
The market divergence has been the most dramatic in performance since the late 1960's. It has been a very simple process to determine which stocks will outperform. On average, stocks with earnings underperformed the market. Stocks with high P/E ratios tended to outperform the market. For the Capital Value Account, this means the history of the account and its philosophy and process fly in the face of what has worked the past year on Wall Street.

The Account Managers prefer to invest in companies that have earnings, but prefer not to pay a premium for those earnings. In 1999 this led the Account into consumer staples, financials and health care. The only problem was that while technology was the favored sector, these three sectors were closer to the bottom of relative returns.

Account Managers have struggled with this year and how to deal with markets that do not favor value investors, and in fact punish them severely. Account Managers have reviewed their process in a detailed manner and added some flexibility without compromising philosophy. Valuations are now analyzed by sector versus the overall market. For example comparing paper company stocks to technology stocks, technology will nearly always look expensive. But, when looking at technology as its own universe, many attractive opportunities appear. This approach will work better in an environment where there is minimal change in portfolio emphasis.

Comparison of Change in Value of $10,000 Investment in the Capital Value Account, Lipper Large-Cap Value Fund Average, S&P 500 Stock Index and S&P 500 Barra Value Index

     Total Returns *
As of December 31, 1999
  1 Year 5 Year 10 Year
-----------------------
 -4.29% 17.88%  12.94%

          Capital         S&P 500         S&P 500            Lipper
           Value           Stock         Barra Value     Large-Cap Value
          Account          Index           Index          Fund Average
          -------          -----           -----          ------------
          10,000          10,000          10,000              10,000
1990       9,014           9,689           9,315               9,555
1991      12,499          12,642          11,416              12,334
1992      13,690          13,605          12,617              13,442
1993      14,746          14,974          14,965              14,995
1994      14,818          15,171          14,869              14,854
1995      19,547          20,865          20,369              19,432
1996      24,139          25,652          24,850              23,470
1997      31,027          34,207          32,300              29,840
1998      35,240          43,982          37,038              34,498
1999      33,730          53,236          41,479              38,372

Note: Past performance is not predictive of future performance.

MidCap Account
(William Nolin)
In 1999, the Midcap Account trailed the S&P 400 Index slightly, despite rallying strongly in the fourth quarter. Technology was the story for the market as a whole. It was a strange year, with technology up strongly and almost everything else unchanged. The divergence between the Account and the Index was mainly due to several technology stocks in the Index performing well which were not in the Account. One of these companies is no longer in the Index and the others continue to be overvalued.

The Account changed portfolio managers in the fourth quarter of 1999. The underlying philosophy of investing and the fundamental analysis process will not change.

Going forward the Account is positioned to take advantage of the growth in technology and communications. Technology will continue to benefit from the substitution of capital for labor, the growth of the Internet, and the acceleration of global economic growth. The cost of labor is going up 3% per year, while the cost of capital equipment is falling 4% per year. This divergence is causing companies either to provide their workers with better tools or replace those workers with machines. This process is being accelerated by the low availability of workers in this country. Communications benefit from many of the same trends as technology. Valuations remain high in these sectors, but Account Managers believe the strong business fundamentals justify the valuations.

Comparison of Change in Value of $10,000 Investment in the MidCap Account, Lipper Mid-Cap Core Fund Average, S&P 500 Stock Index and S&P 400 MidCap Index

              Total Returns *
          As of December 31, 1999
          1 Year 5 Year 10 Years
          ----------------------
          13.04% 17.59%  15.35%

                                            S&P 400          Lipper
              MidCap         S&P 500         MidCap       Mid-Cap Core
             Account          Index          Index            Index
             -------          -----          -----        ------------
              10,000          10,000         10,000          10,000
1990           8,750           9,689          9,488           9,644
1991          13,431          12,642         14,239          14,586
1992          15,437          13,605         15,933          15,915
1993          18,414          14,974         18,152          18,255
1994          18,558          15,171         17,500          17,881
1995          23,942          20,865         22,911          23,633
1996          28,996          25,652         27,305          27,868
1997          35,594          34,207         36,111          33,338
1998          36,906          43,982         43,012          37,392
1999          41,719          53,236         49,343          51,702

Note: Past performance is not predictive of future performance.


Important Notes of the Growth-Oriented Accounts:

The values of these indexes will vary according to the aggregzte value of the common equity of each of the securities included. The indexes represented asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Lehman Brothers Government/Corporate Bond Index: This index consists of publicly issued securities from the Government Index and the Corporate Index. The Government Index includes U.S. Treasuries and Agencies. The Corporate Index includes U.S. Corporate and Yankee debentures and secured notes from the Industrial, Utility, Finance, and Yankee categories.

Lipper Balanced Fund Average: This average consists of mutual funds which attempt to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The one year average currently contains 449 mutual funds.

Lipper Large-CapValue Fund Average: This average consists of funds which invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. The one-year average currently contains 279 funds.

Lipper Mid-Cap Core Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds have wide latitude in the companies in which they invest. The one-year average currently contains 144 funds.

Lipper Mid-Cap Growth Fund Average: This average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of less than 300% of the dollar weighted median market capitalization of the S&P Mid-Cap 400 Index. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The one-year average currently contains 230 funds.

Standard & Poor's 500 Barra Value Index: This is a market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

Standard & Poor's 500 Stock Index: This is an unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Standard & Poor's MidCap 400 Index: This index measures the performance of the mid-size company segment of the U.S. Market.

Note: Mutual fund data from Lipper Inc.

Income-Oriented  Accounts:


Bond Account
(Scott A. Bennett)
Interest rates moved significantly higher last year as the world economy rebounded from the emerging market crisis of 1998 and investors became less interested in holding super-safe U.S. Treasury obligations. The increase in rates pushed most fixed-income product returns negative for the year, including the Bond Account.

Corporate bonds performed relatively well in this environment, significantly outperforming Treasuries, as investors put additional money into higher yielding assets. The fundamentals continued to be very positive for U.S. corporations with strong U.S. and world economies producing strong earnings growth with little inflation. The Account was positioned to take advantage of this rebound through an increase in holdings of higher yielding securities.

The performance of the Account was below expectations in 1999 due to underperformance of several holdings. The corporate bond market has become more equity like in its increasing hostility towards companies reporting below expected earnings or any whiff of other problems. Given the expectation of further downside risk, several of the Account's holdings were sold after year-end 1999, including J.C. Penney and Rite Aid Corporation.

Account Managers expect underlying economic fundamentals to remain strong which is positive for corporate securities. Corporate yield premiums to Treasuries remain high and should produce long-term performance relative to Treasuries.

Comparison of Change in Value of $10,00 Investment in the Bond Account, Lipper Corporate Debt BBB Rated Fund Average and Lehman Brothers BAA Corporate Index

    Total Returns *
As of December 31, 1999
1 Year  5 Year 10 year
-----------------------
-2.59%   7.73%  7.77%

                        Lehman           Lipper
         Bond            BAA              BBB
        Account         Index           Average
        10,000          10,000          10,000
1990    10,522          10,528          10,573
1991    12,281          12,561          12,455
1992    13,432          13,742          13,481
1993    14,999          15,518          15,142
1994    14,565          15,022          14,467
1995    17,793          18,435          17,370
1996    18,214          19,176          17,924
1997    20,144          21,304          19,731
1998    21,693          21,577          20,964
1999    21,131          21,400          20,612

Note:  Past performance is not predictive of future performance.


High Yield Account
(Mark Denkinger)
In spite of the continual strength of the U.S. economy, the high yield market continued to be under pressure during 1999. The High Yield Account posted a net return of 1.76% for the year, trailing the Lipper High Current Yield Fund Average of 4.53% and the Lehman Brothers High Yield Index gross return of 2.39%. The High Yield Account's performance was negatively impacted by the underperformance of several holdings that experienced financial difficulties throughout the year as the market continued to punish issuers with poor results.

The high yield market typically thrives on a strong economy, unfortunately as of late, this has not been the case. An important factor negatively impacting the high yield market is mutual fund cash flows. Cash inflows into mutual funds, which are reported weekly, have historically been one of the few indicators of high yield demand. Mutual fund inflows for 1999 totaled $5.0 billion, substantially behind the $19.3 billion in 1998. Combine this weak demand with a healthy new issue calendar of $101 billion during the year and the results were investors demanding higher yields to compensate for lower demands.

The most noteworthy trend in the high yield market has been increased volatility, primarily driven by the equity markets. Big swings in the Dow and NASDAQ, and more specifically on individual stocks, have correlated highly with non-Treasury fixed-income products. Any hint of bad news may have the issuers severely punished. While this trend is nothing new to the fixed-income market, the magnitude is far beyond what has been experienced before. This trend is likely to continue until more stability in the equity markets is seen.

The High Yield Account maintains a BB- average quality, primarily composed of BB and B bonds. This is a relatively conservative risk position compared to other funds in the high yield market. Account Managers have maintained the Account's overweighting in BB's, supporting a belief that BB's are undervalued. As market conditions improve, Account Managers will more aggressively move into the B market. The Account is well diversified with numerous industries, with the largest weightings in telecommunications, media and energy. With high yield spreads setting recent highs, Managers continue to believe the high yield market looks attractive over the long-term and that these short-term fluctuations create a buying opportunity.

Comparison of Change in Value of $10,000 Investment in the High Yield Account, Lipper High Current Yield Fund Average and Lehman Brothers High Yield Composite Bond Index


      Total Returns *
  As of December 31, 199
   1 Year 5 Year 10 Year
  ----------------------
  1.76%    8.03%  8.39%


          High         Lehman           Lipper
         Yield        High Yield      High Current
        Account         Index          Yield Avg
        10,000         10,000           10,000
1990    9,230           9,041            8,950
1991    11,750         13,217           12,346
1992    13,463         15,299           14,550
1993    15,120         17,918           17,351
1994    15,215         17,733           16,686
1995    17,661         21,132           19,436
1996    19,980         23,530           22,093
1997    22,127         26,532           24,956
1998    22,003         27,028           25,066
1999    22,390         27,674           26,201

Note:  Past performance is not predictive of future performance.


Important Notes of the Income-Oriented Accounts:

The values of these indexes will vary according to the aggregzte value of the common equity of each of the securities included. The indexes represented asset types which are subject to risk, including possible loss of principal. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The High Yield Account is subject to the greater risks associated with high yield bonds.

Lehman Brothers, BAA Corporate Index: This is an unmanaged index of all publicly issued fixed rate nonconvertible, dollar-denominated, SEC-registered corporate debt rated Baa or BBB by Moody's or S&P.

Lehman Brothers High Yield Index: This is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one-year or more to maturity.

Lipper Corporate Debt BBB Rated Funds Average: This average consists of mutual funds investing at least 65% of their assets in corporate and government debt issues rated by S&P or Moody's in the top four grades. The one year average currently contains 132 mutual funds.

Lipper High Current Fund Average: This average consists of mutual funds investing in high (relative) current yield fixed income securities with no quality or maturity restrictions. The mutual funds tend to invest in lower grade debt issues. The one year average currently contains 339 mutual funds.

Note: Mutual fund data from Lipper Inc.



GENERAL INFORMATION ABOUT AN ACCOUNT

Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life Insurance Company or of other insurance companies, 2) Principal Life Insurance Company or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life Insurance Company or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.

Shareholder Rights
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.

Non-Cumulative Voting
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% if the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.

Purchase of Account Shares
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are not restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Sale of Account Shares
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.


Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which i) disposal by a fund of securities owned by it is not reasonably practicable, ii) it is not reasonably practicable for a fund to fairly determine the value of its net assets; or iii) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven day period.




Financial Statements
You will receive an annual financial statement for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited. The following financial highlights are derived from financial statements that were audited by Ernst & Young LLP.




FINANCIAL HIGHLIGHTS

PRINCIPAL VARIABLE CONTRACTS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

BALANCED ACCOUNT(a)                                                1999         1998         1997         1996         1995
Net Asset Value, Beginning of Period.......................      $16.25       $15.51       $14.44       $13.97       $11.95
Income from Investment Operations:
   Net Investment Income...................................         .56          .49          .46          .40          .45
   Net Realized and Unrealized Gain (Loss) on Investments..       (.19)         1.33         2.11         1.41         2.44

                           Total from Investment Operations         .37         1.82         2.57         1.81         2.89

Less Dividends and Distributions:
   Dividends from Net Investment Income....................       (.57)        (.49)        (.45)        (.40)        (.45)
   Distributions from Capital Gains........................       (.62)        (.59)       (1.05)        (.94)        (.42)
   Excess Distributions from Capital Gains(b)..............       (.02)         --            --          --           --
                          Total Dividends and Distributions      (1.21)       (1.08)       (1.50)       (1.34)       (.87)

Net Asset Value, End of Period.............................      $15.41       $16.25       $15.51       $14.44       $13.97

Total Return...............................................       2.40%       11.91%       17.93%       13.13%       24.58%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)................    $209,747     $198,603     $133,827      $93,158      $45,403
   Ratio of Expenses to Average Net Assets.................        .58%         .59%         .61%         .63%         .66%
   Ratio of Net Investment Income to Average Net Assets           3.36%        3.37%        3.26%        3.45%        4.12%
   Portfolio Turnover Rate.................................       21.7%        24.2%        69.7%        22.6%        25.7%


BOND ACCOUNT(a)                                                    1999         1998         1997         1996         1995
Net Asset Value, Beginning of Period.......................      $12.02       $11.78       $11.33       $11.73       $10.12
Income from Investment Operations:
   Net Investment Income...................................         .81          .66          .76          .68          .62
   Net Realized and Unrealized Gain (Loss) on Investment...      (1.12)          .25          .44        (.40)         1.62

                           Total from Investment Operations       (.31)          .91         1.20          .28         2.24

Less Dividends and Distributions:
   Dividends from Net Investment Income....................       (.82)        (.66)        (.75)        (.68)        (.63)
   Excess Distributions from Capital Gains(b)..............        --          (.01)        --            --          --
                          Total Dividends and Distributions       (.82)        (.67)        (.75)        (.68)        (.63)

Net Asset Value, End of Period.............................      $10.89       $12.02       $11.78       $11.33       $11.73

Total Return...............................................     (2.59)%        7.69%       10.60%        2.36%       22.17%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)................    $125,067     $121,973      $81,921      $63,387      $35,878
   Ratio of Expenses to Average Net Assets.................        .50%         .51%         .52%         .53%         .56%
   Ratio of Net Investment Income to Average Net Assets....       6.78%        6.41%        6.85%        7.00%        7.28%
   Portfolio Turnover Rate.................................       40.1%        26.7%         7.3%         1.7%         5.9%


See accompanying notes.


Selected data for a share of Capital Stock outstanding throughout each year ended December 31:

CAPITAL VALUE ACCOUNT(a)                                           1999         1998         1997         1996         1995

Net Asset Value, Beginning of Period.......................      $37.19       $34.61       $29.84       $27.80       $23.44
Income from Investment Operations:
   Net Investment Income...................................         .78          .71          .68          .57          .60
   Net Realized and Unrealized Gain (Loss) on Investments..      (2.41)         3.94         7.52         5.82         6.69
                           Total from Investment Operations      (1.63)         4.65         8.20         6.39         7.29

Less Dividends and Distributions:
   Dividends from Net Investment Income.....................      (.80)        (.71)        (.67)        (.58)        (.60)
   Distributions from Capital Gains........................      (3.13)       (1.36)       (2.76)       (3.77)      (2.33)
   Excess Distributions from Capital Gains(b)..............       (.89)        --            --          --           --
                          Total Dividends and Distributions      (4.82)       (2.07)       (3.43)       (4.35)       (2.93)

Net Asset Value, End of Period.............................      $30.74       $37.19       $34.61       $29.84       $27.80

Total Return...............................................     (4.29)%       13.58%       28.53%       23.50%       31.91%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)................    $367,927     $385,724     $285,231     $205,019     $135,640
   Ratio of Expenses to Average Net Assets.................        .43%         .44%         .47%         .49%         .51%
   Ratio of Net Investment Income to Average Net Assets....       2.05%        2.07%        2.13%        2.06%        2.25%
   Portfolio Turnover Rate.................................       43.4%        22.0%        23.4%        48.5%        49.2%


HIGH YIELD ACCOUNT(a)                                              1999         1998         1997         1996         1995

Net Asset Value, Beginning of Period.......................       $8.06        $8.90        $8.72        $8.39        $7.91
Income from Investment Operations:
   Net Investment Income...................................         .72          .80          .76          .80          .76
   Net Realized and Unrealized Gain (Loss) on Investments..       (.58)        (.85)          .18          .30          .51
                           Total from Investment Operations         .14        (.05)          .94         1.10         1.27

Less Dividends and Distributions:
   Dividends from Net Investment Income....................       (.72)        (.79)        (.76)        (.77)        (.77)

   Excess Distributions from Net Investment Income (b).....       (.04)         --           --           --          (.02)
                          Total Dividends and Distributions       (.76)        (.79)        (.76)        (.77)        (.79)

Net Asset Value, End of Period.............................       $7.44        $8.06        $8.90        $8.72        $8.39

Total Return...............................................       1.76%       (.56)%       10.75%       13.13%       16.08%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)................     $13,678      $14,043      $15,837      $13,740      $11,830
   Ratio of Expenses to Average Net Assets.................        .67%         .68%         .68%         .70%         .73%
   Ratio of Net Investment Income to Average Net Assets....       8.52%        8.68%        8.50%        9.21%        9.09%
   Portfolio Turnover Rate.................................       93.8%        87.8%        32.0%        32.0%        35.1%


See accompanying notes.


FINANCIAL HIGHLIGHTS (Continued)

PRINCIPAL VARIABLE CONTRACTS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31:


MIDCAP ACCOUNT(a)                                                  1999         1998         1997         1996         1995

Net Asset Value, Beginning of Period.......................      $34.37       $35.47       $29.74       $25.33       $19.97
Income from Investment Operations:
   Net Investment Income...................................         .12          .22          .24          .22          .22
   Net Realized and Unrealized Gain on Investments.........        4.20          .94         6.48         5.07         5.57

                           Total from Investment Operations        4.32         1.16         6.72         5.29         5.79

Less Dividends and Distributions:
   Dividends from Net Investment Income....................       (.12)        (.22)        (.23)        (.22)        (.22)

   Distributions from Capital Gains........................      (1.67)       (2.04)        (.76)        (.66)        (.21)

                          Total Dividends and Distributions      (1.79)       (2.26)        (.99)        (.88)        (.43)

Net Asset Value, End of Period.............................      $36.90       $34.37       $35.47       $29.74       $25.33


Total Return...............................................      13.04%        3.69%       22.75%       21.11%       29.01%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)................    $262,350     $259,470     $224,630     $137,161      $58,520
   Ratio of Expenses to Average Net Assets.................        .61%         .62%         .64%         .66%         .70%
   Ratio of Net Investment Income to Average Net Assets....        .32%         .63%         .79%        1.07%        1.23%
   Portfolio Turnover Rate.................................       79.6%        26.9%         7.8%         8.8%        13.1%


MONEY MARKET ACCOUNT(a)                                            1999         1998         1997         1996         1995

Net Asset Value, Beginning of Period.......................      $1.000       $1.000       $1.000       $1.000       $1.000
Income from Investment Operations:
   Net Investment Income...................................        .048         .051         .051         .049         .054

Less Dividends from Net Investment Income..................      (.048)       (.051)       (.051)       (.049)       (.054)

Net Asset Value, End of Period.............................      $1.000       $1.000       $1.000       $1.000       $1.000


Total Return...............................................       4.84%        5.20%        5.04%        5.07%        5.59%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)................    $120,924      $83,263      $47,315      $46,244      $32,670
   Ratio of Expenses to Average Net Assets.................        .52%         .52%         .55%         .56%         .58%
   Ratio of Net Investment Income to Average Net Assets....       4.79%        5.06%        5.12%        5.00%        5.32%


See accompanying notes.


Notes to Financial Highlights

(a) Effective January 1, 1998 the following mutual funds were reorganized into the Principal Variable Contracts Fund, Inc. as follows:

         Former Fund Name                                  Current Account Name
Principal Balanced Fund, Inc.                              Balanced Account
Principal Bond Fund, Inc.                                  Bond Account
Principal Capital Accumulation Fund, Inc.                  Capital Value Account
Principal High Yield Fund, Inc.                            High Yield Account
Principal Emerging Growth Fund, Inc.                       MidCap Account
Principal Money Market Fund, Inc.                          Money Market Account

(b) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2000 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


           Principal Variable Contracts Fund, Inc. SEC File 811-01944